UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

Elevai Labs Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Entry Into Material Definitive Agreement.

(a) Amendment No. 2 to Second Amended and Restated Consulting Agreement for Non-Executive Chairman

On April 3, 2025, PMGC Holdings Inc. (the “Company” or “our”), entered into Amendment No. 2 to the Second Amended and Restated Consulting Agreement for Non-Executive Chairman (the “Amended Northstrive Consulting Agreement”) with Northstrive Companies Inc., a California corporation wholly owned by our Chairman, Braeden Lichti (“Northstrive”). Capitalized terms used in paragraph (a) of Item 3.01 of the Company’s Current Report on Form 8-K (this “Report”) but not otherwise defined have the meanings set forth in the Northstrive Consulting Agreement (as defined below).

The Amended Northstrive Consulting Agreement amended and restated paragraph 1d of Exhibit B of the Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and Northstrive (“Northstrive Consulting Agreement”) such that compensation terms to Northstrive included:

(a)	In addition to the Valuation Payments set forth in paragraph 1d(iii) of Exhibit B, the Company’s payment of $50,000 to Northstrive on the Company’s achievement of a $50,000,000 Market Valuation; provided that the Market Valuation continues for at least five (5) consecutive Trading Days and, provided further, that the Company may only recover any erroneously awarded amounts in Valuation Payments for one (1) year following the date of such erroneous award;

(b)	The Company’s payment $600,000 to Northstrive each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for at least two (2) consecutive Trading Days; and

(c)	The Company’s award of a cash or equity bonus payment to Northstrive (the “Northstrive Licensing Milestone Bonus”), as determined in the Board of Director’s (“Board”) sole discretion, upon the Company or any of its Subsidiary’s entry into a license agreement which provides for either: (A) the Company or Subsidiary’s license of any intellectual property rights of the Company or Subsidiary to another party, including the license of intellectual property rights of the Company or Subsidiary to each other; or (B) a third party’s license of intellectual property rights to the Company or Subsidiary; provided, however, that if the Board determines to award the Northstrive Licensing Milestone Bonus to Northstrive in the form of preferred stock, such preferred stock issuance is subject to the approval of the Company’s shareholders.

The Amended Northstrive Consulting Agreement further clarified that (i) if Northstrive determines to receive a Milestone Bonus payment in the form of preferred stock, such payment is subject to the approval of the Company’s shareholders; and (ii) the equity grants made to Northstrive under Section 2 of Exhibit B of the Northstrive Consulting Agreement, if determined by the Board to be in the form of preferred stock, is subject to the approval of the Company’s shareholders.

(b) Amendment No. 2 to Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer

On April 3, 2025, the Company entered into Amendment No. 2 to the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer (the “Amended GB Consulting Agreement”) with GB Capital Ltd, a British Columbia, Canada corporation wholly owned by our Chief Executive Officer, Graydon Bensler (“GB Capital”). Capitalized terms used in paragraph (b) of Item 3.01 of this Report but not otherwise defined have the meanings set forth in the GB Consulting Agreement (as defined below).

The Amended GB Consulting Agreement amended and restated paragraph 1e of Exhibit B of the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital (“GB Consulting Agreement”) such that compensation terms to GB Capital included:

(a)	In addition to the Valuation Payments set forth in paragraph 1e(iv) of Exhibit B, the Company’s payment of $50,000 to GB Capital on the Company’s achievement of a $50,000,000 Market Valuation; provided that the Market Valuation continues for at least five (5) consecutive Trading Days and, provided further, that the Company may only recover any erroneously awarded amounts in Valuation Payments for one (1) year following the date of such erroneous award;

(b)	The Company’s payment $600,000 to GB Capital each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for at least five (5) consecutive Trading Days; and

(c)	The Company’s award of a cash or equity bonus payment to GB Capital (the “GB Licensing Milestone Bonus”), as determined in the Board’s sole discretion, upon the Company or any of its Subsidiary’s entry into a license agreement which provides for either: (A) the Company or Subsidiary’s license of any intellectual property rights of the Company or Subsidiary to another party, including the license of intellectual property rights of the Company or Subsidiary to each other; or (B) a third party’s license of intellectual property rights to the Company or Subsidiary; provided, however, that if the Board determines to award the GB Licensing Milestone Bonus to GB Capital in the form of preferred stock, such preferred stock issuance is subject to the approval of the Company’s shareholders.

The Amended GB Consulting Agreement further clarified that (i) if GB Capital determines to receive a Milestone Bonus payment in the form of preferred stock, such payment is subject to the approval of the Company’s shareholders; and (ii) the equity grants made to GB Capital under Section 2 of Exhibit B of the GB Consulting Agreement, if determined by the Board to be in the form of preferred stock, is subject to the approval of the Company’s shareholders.

The Amended GB Consulting Agreement deleted Section 4a of the GB Consulting Agreement in its entirety.

The foregoing summaries of the Amended Northstrive Consulting Agreement and Amended GB Consulting Agreement do not purport to be complete and are subject to and are qualified in their entirety by copies of the Agreement filed as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and Northstrive Companies Inc.
10.2	Amendment No. 2 to Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital Ltd.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2025

PMGC Holdings Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

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